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                                ING EQUITY TRUST
                             ING SmallCap Value Fund

                    Supplement Dated February 1, 2006 to the
               Class A, Class B, Class C, and Class M Prospectus,
                the Class I Prospectus and the Class Q Prospectus
                          Each Dated September 30, 2005


            IMPORTANT NOTICE REGARDING A CHANGE IN INVESTMENT POLICY

      Effective May 1, 2006, the Fund's strategy will change to reflect a new definition of "small capitalization companies." The first paragraph of the section of each Prospectus entitled "Principal Investment Strategies" on page 28 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus and page 22 of the Class I Prospectus is amended as follows:

      Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of small-capitalization U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment strategy. The Sub-Adviser defines small-capitalization companies as those companies with market capitalizations of $2 billion or less at the time of purchase.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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                                ING EQUITY TRUST
                             ING SmallCap Value Fund

                        Supplement Dated February 1, 2006
         to the Class A, Class B, Class C, Class I, Class M and Class Q
                   Statement of Additional Information ("SAI")
                            Dated September 30, 2005

      Effective May 1, 2006, the Fund's investment strategy will change to reflect a new definition of "small capitalization companies."

      The last paragraph of the section entitled "Investment Restrictions - LargeCap Value, MidCap Value and SmallCap Value Funds" is amended to delete the paragraph in its entirety and replace it with the following:

      SmallCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE